Standard Ground Handling Agreement

SIMPLIFIED PROCEDURE
Reg. N2: JFK /LED 8 1.4.


ANNEX  8 1.4.  - Location(s),  Agreed   Services  and Charges to the
Standard Ground Handling Agreement (SGHA) of January 2004


Between:
Baltia Airlines, Inc.

Having its principal office at:
63-25 Saunders St., Ste 7i ,
Rego  Park , NY 11374
USA

hereinafter referred to as "the Carrier" and ZAO "Cargo Terminal Pulkovo"


Having its principal office at:
St. Petersburg 196210, Russia
Pulkovskoye shosse, 37, building 4,

hereinafter referred to as "the Handling Company"


Effective from: 01/06/2013
This ANNEX 8 1.4.
For the location: Pulkovo Airport, Saint-Petersburg


Is valid from 01/06/2013 till 31/05/2014


and replaces: all previous Agreements. Appendixes and Annexes

PREAMBLE:


This Annex 8 1.4 has been prepared in accordance with the simplified procedure, whereby the Carrier and the Handling Company agree that the terms of the Main Agreement and Annex A of SGHA of January 2004 as published by the International Air Transport Association (lATA) shall apply as if such terms were repeated here in full. By signing this Annex
8 1.4 the Parties confirm that they are familiar with the aforementioned
Main Agreement and Annex A

PARAGRAPH   1 - HANDLING    SERVICES   AND CHARGES

1.1 The Handling Company shall provide the following services of Annex
A at the following rates.

The rates are stated in USD and do not include VAT. VAT should be raised, ultimately, from the Carrier, according to Russian Federation Legislation.
1.2 No extra charges will be due over and above the charges as mentioned in sub-paragraphs 1.3 and 1.5, of this Annex 8 1.4 for providing these services at night, on Public Holidays.

1.3 Cargo and mail Handling charges
1.3.1 The rate for general cargo handling shall be-according to the following table NQ1, per kg.:

Table NQ1 I Ta6m11.-1a NQ1 (Rates for qeneral carqo I CTaBI





lronnage,  tons/
lfoHHa>K, TOHHbl
::;; 1 ton
> 1 ton,
::;;    10 tons
>10 tons,
::;;   20 tons

Rate,USD per kg./ CTaBKa USD 3a Kr
0,21
0,19
0,15

1.3.2 The rate for mail handling shall be - according to I the following table NQ2, per kg.:

Table NQ2/ Ta6nt.-11..\a NQ2
Rates for mail/ CTaBKI-1 gnno*
Tonnage, tons/
TOHHa>K, TOHHbl
::;; 1 ton
>"
:53
Rate,USD per kg./ CTaBKa USD 3a Kr
0,26
0

1.3.3 The rate for special cargo handling shall according to the ollowing table NQ3, per kg.:
   Table NQ3 I Ta6nl!11..\a NQ3/ (Rates for special cargo I CTa E onnage, tons/ lroHHa>K, TOHHbl
::;; 0,1 ton
> 0,1 ton
::;; 1 ton

Rate,USD per kg./ CTaBKa USD 3a Kr.
0,24
0,20


1.3.4 The rate for handling of general cargo, mail, and special cargo is defined as follows, depending on kind of the cargo:

At the end of each month, weight of cargo, mail, and special cargo is summarized separately for this particular month. The rate for cargo, mail, and special cargo is applied corresponding the tonnage for this particular month.

The cargo that has arrived to the terminal according to the Air
Waybills
(AWB) by ground transport  and then factually located on the warehouse
determines by us as air cargo. So, the weight of the cargo that is delivered by airline on trucks according to AWB will be summarized with the total tonnage that was transported by the airline per month and will be rated according to the Table NQ1 and Table NQ3 of
this  Annex   8 1.4  (depending  on  the  cargo  type whether it is
general or special)





(initials ID)
from the Carrier


1.3.5. Special cargo is considered to be aviation shipment which requires special individual technology and handling.
Special cargos are:
Human remains (HUM), heavy - weight (HEA) and oversized cargo (BIG), diplomatic cargo (DIP), valuable cargo (VAL), live animals (AVI), dangerous goods (DG), perishables (PER), human blood and organs
(LHO).
Perishable cargo (PER) and Pharmaceuticals (PIL) should not be charges as special cargo until (COL) and (FRO) is applied in Airway Bill. Cargo should be marked properly.

1.3.6. The rate for speeded up cargo handling is calculated according to table 3.
Speeded up cargo handling means express cargo handling procedure when outbound cargo is accepted 80 minutes before ETD and documents readiness for releasing to the consignee 60/90 minutes after cargo arrival according to ETA.




1.4. Charges for the cargo storage
General cargo is considered to be packed or piece cargo, which doesn't
require special conditions and technology for handling.
1.4.1. General cargo storage is free of charge within 3 (three)
days. For
utbound cargo (export) free storage  period  starts  prior  3
(three)
days  to  the shipping date of  cargo,  as  shown   in  AWB.  For
inbound
cargo (import) free storage period starts from the date of informing the consignee about the cargo arrival.

Free storage is not applicable for cargo stored in refrigerating isotope chambers, live  animals, and any special cargo as well.

In case of part delivery of shipments each part of shipment is considered to be a separate one.

1.4.2. The  Consignee   pays   storage  of   inbound cargo
(import)
from   the   date   of   informing   the Consignee  by the Handling
Company
until the date of   receiving   and   shipping   the   cargo   from
 the
Handling   Company's   warehouse,   in   accordance with  the
opened
published  tariffs,  including  terms and periods of free storage.
The   Shipper   pays   storage   of   outbound   cargo (export) from
the
date of accepting cargo by the Handling Company until the shipping date, as showed in the AWB, including terms and periods of free storage. Date shown on the AWB must not be earlier than the date of acceptance of the documents by the export dispatcher of the Handling Company.


The Carrier pays the storage of outbound cargo
(export) from the shipping date, as showed in AWB until the date of actual shipping, in case the cargo was not shipped in accordance with
AWB shipping dates due to any reasons, except the failures of the Handling Company, according the tariffs, pointed below.

General cargo- USD 0.10 per kg per day.

Cargo, which is stored in the refrigerating chamber (from 1st day of placement) - USD 0.15 per kg per day
Dangerous  cargo (from 151 day of placement) -USD 0.20 per kg per day
Cargo, which is stored in the isotope chamber (from1st   day of
placement)
- USD 15.00 per cargo piece.

Valuable cargo (from 1-st day of placement)- USD
0.15 per kg per day.

1.5. Charges for Ramp Handling
1.5.1. For a single ground handling consisting of the arrival and the subsequent departure at agreed timings of the same aircraft, the Handling
Company shall provide the following services at the following rates. The rates are stated in USD and do not include VAT. VAT is raised ultimately from the Carrier, according to Russian Federation Legislation.
The rate for Ramp handling shall be charged per turnaround in accordance with the following table N4:

Table N04:


Aircraft type                 Rate, USD
    B747                    259


1.5.2. No charge for ramp handling is applied in case there is no mail and cargo on turnaround flight.

1.5.3. Handling in case of technical landing for other than commercial purposes will be charged at 50 % of the above rates, provided that a physical change of load is not involved.


1.6. AGREED SERVICES, THAT IS PERFORMED BY THE HANDLING COMPANY


Section 1.  Representation, Administration and Supervision
1.1. General
1.1.3. Indicate that the Handling Company is acting as handling agent for the Carrier

1.2 Administrative Functions
1.2.4 Maintain the Carrier's manuals, circulars, etc., connected with the performance of the services





(Initials I.D.)
from the Carrier
Annex B1.4
np1-u1o>K*

Section  3. Ramp services
3.6 Loading and unloading
3.6.3 (a) Provide
Equipment for loading and/or unloading

3.6.5 (a) Provide
Equipment for transport and assembly of
(2) Cargo
3.6.6 (a) Unload aircraft, returning lashing materials to the Carrier
 (b) Load and secure Loads in the aircraft

3.6.7 Redistribute Loads in aircraft (in accordance with Carrier's instructions)
3.6.10 (a) Provide safeguarding of all Loads requiring special handling (e.g. valuables) during
(1) loading/unloading
(2) transport between aircraft and designated point on the airport

Section 4. Load   control, communications and flight operations
4.1 Load control
4.1.2 (a) Prepare airway bills and cargo manifests where:
(2)  Load Control is performed by the Carrier.


4.2 Communications
4.2.1  (a) Compile
(c)  Perform EDI (electronic data interchange) transactions
(d) Inform the Carrier's representative of the contents of such messages

4.2.2 Maintain a message file containing all above mentioned messages pertaining to each flight for a minimum of 90 ninety days
Section  5. Cargo and Mail Services
5.1 Cargo and Mail Handling- General
5.1.1 (a) Provide warehouse handling and storage facilities for
(1)  General Cargo
(2)  Special Shipments
(3)  Specialised Cargo Products
(c) Store Cargo
    (d)Take appropriate action to prevent theft of, or damage to cargo


5.1.2(a) Provide equipment for the handling of
   (1)  General Cargo
   (2)  Special Shipments
    (3)  Specialised Cargo Products

5.1.3 (a) Provide handling services for:
(1)  General Cargo
(2)  Special shipments



(Initials I.D.)
from the Carrier

Annex B1.4
np1-1nolK

(3) Specialised Cargo Products
(5) Diplomatic Mail
(6) Diplomatic cargo
5.1.6 Take appropriate action to prevent theft or unauthorised use of, or damage to, the Carrier's pallets, containers, nets, straps, tie-down rings and other material in the custody of the Handling Company. Notify the
Carrier immediately of any damage to or loss of such items.



5.2 Customs control
5.2.3 Place cargo under Customs control for:
a)  Inbound cargo b) Outbound cargo
5.3 Irregularities Handling

5.3.2 Report to the Carrier any irregularities discovered in cargo handling


5.3.3 Handle lost,found and damaged cargo

5.4 Document  handling
5.4.1(b) Check all documents to ensure shipment may be carried. The check shall not include the rates charged.
(c) Obtain capacity/booking information for the Carrier's flight.
(d) Split air waybill. Forward applicable copies of manifest and air waybills to the Carrier.
(e) Prepare cargo manifest(s).
(f)  Provide the load control unit with Special
Load Notification.
(g) When applicable return copy of air waybill to shipper, endorsed with flight details.



5.4.2 (a) Notify consignee or agent of arrival of shipments
(b)   Make   available cargo documents to consignee or agent.

5.5 Physical Handling Outbound/Inbound

5.5.1  Accept cargo, ensuring that
b)   manual labels are affixed and processed
c)   shipments are  ready for carriage
d)  the weight and volume of the shipments are checked
e) the regulations for the carriage of special cargo, particularly the
IATA Dangerous Goods Regulations (DGR), lATA Live Ani- mals
Regulations
(LAR), and others have been complied with.

5.5.2  Tally and assemble for dispatch cargo for the Carrier's flight

5.5.3 Prepare (a) Bulk cargo (b) ULDs
For delivery onto flights

Annex B 1.4

(Initials I.D.)
from  the Carrier


5.5.4 Establish the weight of
(a) Bulk cargo
(b) built-up ULDs
and  provide  the  load  control  unit  with  dead  load weight

5.5.5 (a) Offload bulk cargo from aircraft
     (b) Check incoming cargo against air waybills and manifests
     (c) Break down ULDs



5.5.6 Release cargo to the consignee or agent
5.7 Post Office Mail
5.7.3 Deliver inbound mail to
(a) on airport postal facility together with Post Office mail documents, against receipt from postal authorities

5.7.4 Pick outgoing mail from Postal Facility
(a) on airport

5.7.8 Establish the weight of
(a)  Bulk mail
(b)  Built-up ULD's
and provide  the  load  control  unit  with  deadload weights

Section 6. Support services
6.3 Unit Load Device (ULD) Control
6.3.1 (a) Provide storage space for ULDs
(2) cargo ULOs
6.3.2 Take action to prevent damage, theft or unauthorised   use  of
 the
Carrier's   ULDs   in  the custody of the Handling Company. Notify
the
Carrier immediately of any damage or loss.



6.3.3  (a) Take physical inventory of ULD stock and maintain records
      (b)   Compile    and    dispatch    ULD    control messages
6.3.4 Prepare ULD exchange control documentation for all transfers of ULDs and obtain signature(s) of the transferring and receiving carrier(s) or approved third parties and distribute copies of such kind of documents.

6.3.5 Handle lost, found and damaged ULDs and notify the Carrier of such irregularities

6.7 Surface Transport
6.7. 1 (a) Provide the transport of
(3) cargo and/or mail
(4) empty ULDs


(Initials I.D.)
from the Carrier
Annex B 1.4


between
(c) separate terminals at the same airport


PARAGRAPH  2- ADDITIONAL SERVICES  AND CHARGES

2.1. Charges for the ULD handling and storage

2.1.1 ULD's storage- USD 1.80 per unit per day.


2.1.2. Deliver empty ULDs between container area of luggage
department of
Airport Pulkovo and container   area   of Handling   Company,   and
vice
versa, shall be charged USD 5.00/ULD per unit.
2.2. Unclaimed Cargo
Cargo, which was not received and taken by the Consignee after the 2 month
of storage from the Handling Company, counting from the moment of informing
the   consignee   - is considered   to   be unclaimed   cargo.  The
Handling
Company informs the Carrier about unclaimed cargo in accordance with IRP telexes procedures.


The Carrier is obliged to clear storehouses of the Handling Company from the unclaimed cargo and to pay for full period of storage keeping, as well as other compensations, expenses, penalties non- delivery oriented.
The payment of cargo storage within 2 (two) months is counted according to the tariffs, mentioned in paragraph 1.4.2. After the expiry of 2 months the charge for undelivered import cargo storage is USD 0.80 per 1 kg per day (for all category of cargo).

2.3 Charges for the Service Cargo
Cargo is considered to be a service one if it belongs to the
Carrier,
is addressed to the Carrier or the representative of the Carrier.
Among
the service cargo are   retail materials of airline, aircraft
spares,
special packing materials, catering items, blanks and forms, personal effects of airline stuff.


There  is  no  charge  for  the  storage  of  outbound (export)
service
cargo prior 3 days counting from the date   of  shipping,   showed
in
AWB.   There's   no charge for the storage of inbound (import)
service
cargo during 3 (three) days, counting from the date of placement to the storehouses of the Handling company.

Storage of Carrier's outbound/inbound service cargo in USD 0.08 per kg starting from the 4th day.

2.4. All services not included in Paragraph 1 and mentioned above in Paragraph 2 of this Annex B
1.4 shall be charged to the Carrier by the Handling Company at rates which are acting at the moment when actual services had been provided b y the
Handling Company, with the prior consent of the Carrie.

PARAGRAPH 3- DISBURSEMENTS

Any disbursements made by the Handling Company on behalf of the Carrier shall be reimbursed by the Carrier at cost price plus an accounting surcharge of 10 (ten)%. The disbursements amount will be stated in the below monthly invoices.


PARAGRAPH 4- LIMIT OF LIABILITY


Notwithstanding   Sub-Article   8.1.(c)   of   the   Main Agreement
and in
addition to Article 8.5 thereof, the Handling   Company   shall
indemnify
the   Carrier against  direct  loss  of  or  damage  to  the
Carrier's
cargo (excluding  Mail) caused  by the negligent  act or  omission by
or   on   behalf   of  the   Handling Company in the provision of
the
services and/or the supply   of goods  under this    Annex  8  1.4,
PROVIDED  ALWAYS  THAT   the  Handling Company's  liability  shall
be limited
to 17  SDR  per kilo or to the actual compensation  paid  out by the
Carrier,
whichever  is  less. In  any  event,  the  total amount   of   the
 claim
shall    not   exceed    USD 1,000,000, except that loss or damage
in respect
of any claim below USD500 shall not be indemnified. For the avoidance of doubt, the liability of the Handling Company shall never exceed the liability of the Carrier.


For the avoidance of doubt this Paragraph does not affect or prejudice the generality of the provisions of Sub-Article 8.1. of the Main Agreement


PARAGRAPH 5- SETTLEMENTS

Notwithstanding   Sub-Article 7.2 of the Main Agreement, settlement
of
account shall be effected as follows:
5.1. Calculations for the provided services would be made in accordance
with data, stated in the cargo documentation   (AWB, cargo manifest,

mail manifest)
5.2 The Handling company shall invoice the Carrier before the 10-th day of the next month.

5.3 All invoices shall be expressed in USD and will be paid in USD or RUR in accordance with the Central Bank of Russian
Federation
exchange rate on the day of invoice issuing.
5.4. The payment term is 30 (thirty) banking days from the date of invoice.

5.5  Bank  comm1ss1on  rates  and  post  office  fees should be paid by
the Carrier.
5.6  The  handling  tariffs  set  out  in Paragraph   1, charges
applicable
under   Paragraph   2   of   this Annex B 1.4, as well as prices
declared in
price list do not include the value added tax (VAT). VAT should be borne ultimately by the Carrier, according to RF legislation.


5.7. In case of overdue payments, the Handling Company has the right to impose a penalty at a rate of 0.1 (zero point one)% of the outstanding amount per each day of delay, or to suspend servicing of the Carrier.
Payment by the
Carrier of the penalty shall not decrease the amount of the Carrier's pecuniary obligation under the Agreement.

5.8 The Carrier shall remit the amount of the invoice to the Handling
Company's account.
5.9 Payment can be made by Representation of the Carrier in St.Petersburg, authorized for such payments on behalf of the Carrier.


5.10 Party's Banking Details:
The Handling Company:
ZAO "Cargo Terminal Pulkovo"
Principal office address: Pulkovskoye sh. 37, building 4, St. Petersburg 196210, Russia
Mailing address: Pulkovskoye  sh 37, building 4,
St. Petersburg, 196210, Russia
ION 7810129213 KPP 781001001

Settlement account in Rubles:
Account: 40702 810 717 000 003 322
PC BANK  SAINT-PETERSBURG
 Oktiabrskiy  branch
Corr. ace. 30101 810 900 000 000 790, BIC 044 030 790

Currency settlement account in US Dollars:
SWIFT: JSBSRU2P
PC BANK  SAINT-PETERSBURG
 Oktiabrskiy  branch
Account N: 40702 840 817 000 203 332
E-mail: olga.remizova@pulkovo-carqo.ru
Tel. +7 812 380 69 11

The Carrier
Baltia Airlines, Inc.
Principal office address: 63-25 Saunders St., Ste 7i , Rego Park, NY
11374 USA
Mailing address: 63-25 Saunders St., Ste 7i , Rego
Park, NY 11374 USA ABA routing 021001088 phone:718-244-8880
E-mail: victoria.cape@baltia.com

Settlement account in US Dollars:
Account: 689700121



Annex B1.4

(Initials I.D.)
from the Carrier


HSBC Bank
95-01 63rd Drive, Rego park, NY, 11374
ABA routing 021001088

PARAGRAPH 6- NOTIFICATION

In  accordance  Sub-Article  11.3  of  the  Main Agreement, any notice  or
communication   to   be given  hereunder   shall  be  addressed   to
 the
respective parties as follows:

Handling Company
ZAO "Cargo Terminal Pulkovo" Pulkovskoye shosse, 37, building 4,
St. Petersburg 196210, Russia
tel.:  +7 812 380 69 00, fax:+ 7 812 380 69 02
tel:  + 7 812 380 69 44
e-mail: christian.sandona@pulkovo-cargo.ru e-mail:
alena.khilkova@pulkovo-cargo.ru SITA: LEDFFXH

The Carrier (Head office) Baltia Airlines, Inc.
Principal office address: 63-25 Saunders St., Ste 7i ,
Rego Park, NY 11374 USA
Mailing address: 63-25 Saunders St., Ste 7i , Rego
Park, NY 11374 USA ABA routing 021001088
tel: 718-244- 8880, 1-718-275-2300 fax: 1-718- 896-7971

PARAGRAPH 7- GOVERNING LAWS

The parties shall undertake all actions to attempt a settlement  of the
disputes  and  contradictions emerged across the agreement negotiating.
This  agreement  shall  be  governed   by  and interpreted in
accordance
with the laws of RF. Notwithstanding  with Article 9 of Main
Agreement
arbitration   shall   be  conducted   in  the  Arbitration Court of
Saint-Petersburg  and Saint-Petersburg region.

PARAGRAPH 8- OTHER TERMS AND CONDITIONS

8.1 The parties shall undertake to inform each other in writing of any changes in their address or banking details within 10 (ten) days.
Any changes or other communications to be transferred fmm one party to the other party shall be transferred in writing form.


8.2    Notwithstanding    Article    11    of    the    Main
Agreement the following will apply:
In   case   of   considerable changes in handling procedures and/or
information technology specifications, and if parties cannot agree on implementing or correcting such situation within 60 (sixty)
days, parties are entitled to unilaterally  cancel this  Annex B
1.4
without  prejudice  to  any  other rights.

 (Initialsd I.D.)
from the Carrier

Annex B 1.4


8.3 The Annex is made in Russian and English, with one original for each
Party. In the event of any ambiguity, however, the English language shall prevail.

8.4  This  Annex   8  1.4  shall   be  effective   from  01/06/2013
till
31/05/2014. In a part of settlements- before fulfillment by the parties the
obligation under the Annex   8 1.4 It shall  supersede  any
previous
arrangements between the Parties governing the provision of services at locations for which is valid this Annex 8 1.4.


8.5  Both  Parties  shall  be exempt from  their obligations  if prompt
notification  is given  by  either Party   in   respect   of   any
failure
to   perform   its obligations  under this Annex 8 1.4 arising from
a force
majeure event or any other cause beyond the reasonable control of either
Party.




PARAGRAPH 9- CONFIDENTIALITY

9.1. Each Party hereto expressly agrees that all information, documents
and/or data, commercial  or otherwise, furnished by the other Party shall
be kept confidential and be used solely for the performance of this
Annex
'8 1.4 and  shall not be disclosed  to any third party without the other
'Party's prior written consent  and  that  no  reproduction  of such
';information, documents and/or data shall be made except  for 1)
the
internal use of the Party to whom such  information,  documents and/or
data  are furnished and 2) except for legal and tax purposes. In
particular,   the   Handling   Company   agrees   to ensure that all
its staff respect the confidentiality of all security measures and received information, including that contained in the security training
documents,   which   remain   the   property   of   the Carrier.




9.2 The Handling Company agrees to take all necessary action to ensure compliance with these obligations by its subcontractors, if applicable.

(Initials I.D.)
from the Carrier

Annex  B 1.4

9.3 The confidentiality commitments defined in this Sub-paragraph shall remain in full force and effect throughout the term of this Annex B 1.4., and five (5) years after its termination or expiry.




PARAGRAPH 10- PARTIES ENDORSEMENT

Signed for and on behalf of the Handling Company



Rybakova L.l./ Pb
Financial Director- Chief Accountant/



Christian Sandona/ Director/




Signed on behalf of the Carrier/

_________(signature)___________
Igor Dmitrowsky
President






President/ np






























from the Carrier

Anne
npVIflOlKE